Consolidated Statements of Comprehensive Profit and Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Statement of comprehensive income [abstract]
Net loss for the year	$ (26,754)	$ (32,423)	$ (30,225)
Other comprehensive income that may be reclassified to profit (loss) in subsequent periods:
Foreign currency translation adjustment	670	(662)	(455)
Total comprehensive income (loss) for the period (net of tax)	$ (26,084)	$ (33,085)	$ (30,680)